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  Supplement dated June 28, 2000 to the Statement of Additional Information for
                            Penn Series Funds, Inc.
                                dated May 1, 2000

Independence Capital Management, Inc., ("ICMI") the investment manager to Penn Series Funds, Inc. (the "Company") has recently adjusted the sub-advisory fees it pays to T. Rowe Price Associates, Inc., who acts as sub-adviser to the Company's Flexibly Managed and High Yield Bond Funds. The new fee structure is effective as of May 11, 2000. The fourth paragraph on page 34 of the Statement of Additional Information is hereby amended as follows:

     T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the Flexibly Managed and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Flexibly Managed and High Yield Bond Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds, provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000. To eliminate any discontinuity between the tiered fee schedule and the flat fee at $500,000,000 breakpoint, the fees paid to Price Associates are adjusted by a transitional credit determined by prorating the difference between the tiered fee schedule and the flat fee at asset levels between $450,000,000 and $500,000,000.

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